                                                                 Exhibit 99.2


                  OHIO CASUALTY CORPORATION & SUBSIDIARIES

                     SUPPLEMENTAL FINANCIAL INFORMATION

                            FOR THE PERIODS ENDING

                                MARCH 31, 2007



             Contents: Page 1  GAAP Summary Income Statement Data
                       Page 2  Property and Casualty Insurance Data
                       Page 3  Consolidated Balance Sheet Data and
                                Related Information
                       Page 4  Supplemental Information








Ohio Casualty Corporation publishes forward-looking statements relating to such matters as anticipated financial performance, business prospects and plans, regulatory developments and similar matters. The statements contained in this release and supplemental financial information that are not historical information, are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. The operations, performance and development of the Consolidated Corporation's business are subject to risks and uncertainties, which may cause actual results to differ materially from those contained in or supported by the forward-looking statements in this release and supplemental financial information. The risks and uncertainties that may affect the operations, performance, development and results of the Consolidated Corporation's business include the following: changes in property and casualty reserves; catastrophe losses; premium and investment growth; product pricing environment; change in government regulation; performance of financial markets; fluctuations in interest rates;
availabiltiy and pricing of reinsurance; litigation and administrative proceedings; rating agency actions; acts of war and terrorist activities; ability to appoint and/or retain agents; ability to achieve premium targets and profitability goals; and general economic and market conditions.

Ohio Casualty Corporation undertakes no obligation to publicly release any revisions to the forward-looking statements contained in this release and supplemental financial information, or to update them to reflect events or circumstances occurring after the date of this release and supplemental financial information, or to reflect the occurrence of unanticipated events. Investors are also advised to consult any further disclosures made on related subjects in the Ohio Casualty Corporation's reports filed with the Securities and Exchange Commission or in subsequent releases.

OHIO CASUALTY CORPORATION & SUBSIDIARIES
SUMMARY INCOME STATEMENT - GAAP BASIS, unless otherwise noted (in thousands, except per share data)
FIRST QUARTER, 2007
(Data Unaudited)

                                            THREE MONTHS ENDED  THREE MONTHS ENDED
                                                 MARCH 31,           MARCH 31,
                                           -------------------  ------------------------
CONSOLIDATED                                         2007                   2006
----------------------------------------   -------------------  ------------------------
Premiums and finance charges earned         $   349,643            $   357,661
Investment income less expenses                  51,676                 50,936
Investment gains realized, net                    8,004                 14,199
                                             -----------            -----------
      Total revenues                            409,323                422,796

Losses                                          161,946                189,008
Loss adjustment expenses                         38,567                 36,683
Underwriting expenses                           111,500                113,812
Corporate and other expenses                     11,154                 10,130
                                             -----------            -----------
      Total expenses                            323,167                349,633

Income before income taxes                       86,156                 73,163

Income tax expense:
   On investment gains realized                   2,801                  4,970
   On all other income                           20,303                 16,296
                                             -----------            -----------
      Total income tax expense                   23,104                 21,266

Net income                                  $    63,052            $    51,897
                                            ============           ============

Average shares outstanding - diluted             61,343                 64,837
Net income, per share - diluted             $      1.03            $      0.80
Net income - return on equity                      16.0%                  14.5%
Operating income*                           $    57,849            $    42,668
Operating income - earnings per share*      $      0.94            $      0.66
Operating income - return on equity*               16.7%                  13.7%

Effective tax rate on investment income            25.5%                  26.8%

KEY PROPERTY AND CASUALTY  RATIOS                  GAAP   Statutory       GAAP   Statutory
---------------------------------------         --------  ---------    --------  ---------
Losses                                             46.3%    46.3%         52.8%    52.8%
Loss adjustment expenses                           11.0%    11.0%         10.3%    10.3%
Underwriting expenses                              31.9%    33.5%         31.8%    31.4%
                                                --------  -------      --------  -------
      Combined ratio                               89.2%    90.8%         94.9%    94.5%

CORPORATE/OTHER
---------------------------------------
Net investment income                       $     4,501            $     3,700
Investment losses realized, net                    (872)                  (120)
Agent relationships asset expenses                3,534                  2,870
Corporate expenses                                7,620                  7,260


CONSOLIDATED                                       YEAR 2006
----------------------------------------   -----------------------
Premiums and finance charges earned         $ 1,423,982
Investment income less expenses                 208,685
Investment gains realized, net                   43,622
                                             -----------
      Total revenues                          1,676,289

Losses                                          736,488
Loss adjustment expenses                        156,963
Underwriting expenses                           441,430
Corporate and other expenses                     40,602
                                             -----------
      Total expenses                          1,375,483

Income before income taxes                      300,806

Income tax expense:
   On investment gains realized                  15,268
   On all other income                           67,228
                                             -----------
      Total income tax expense                   82,496

Net income                                  $   218,310
                                            ============

Average shares outstanding - diluted             63,393
Net income, per share - diluted             $      3.44
Net income - return on equity                      14.6%
Operating income*                           $   189,956
Operating income - earnings per share*      $      3.00
Operating income - return on equity*               14.7%

Effective tax rate on investment income            25.7%

KEY PROPERTY AND CASUALTY  RATIOS                  GAAP   Statutory
---------------------------------------         --------  ---------
Losses                                             51.7%    51.7%
Loss adjustment expenses                           11.0%    11.0%
Underwriting expenses                              31.0%    31.8%
                                                --------  -------
      Combined ratio                               93.7%    94.5%

CORPORATE/OTHER
---------------------------------------
Net investment income                       $    16,328
Investment losses realized, net                    (167)
Agent relationships asset expenses               12,807
Corporate expenses                               27,795


*Management of the Corporation believes the significant volatility of realized investment gains and losses limits the usefulness of net income as a measure of current operating performance. Accordingly, management uses the non-GAAP financial measure of operating income to further evaluate current operating performance. Operating income return on equity is calculated by dividing the annualized consolidated operating income for the most recent quarter by the average shareholders' equity for the quarter using a simple average of beginning and ending balances for the quarter, excluding from equity after-tax unrealized investment gains and losses. See press release dated
April 30, 2007 for reconciliation of operating income both in dollar amounts and per share amounts and operating income return on equity to net income, net income per share and net income return on equity, respectively.

OHIO CASUALTY CORPORATION & SUBSIDIARIES
PROPERTY AND CASUALTY INSURANCE DATA
(in thousands, except ratio data)
FIRST QUARTER, 2007
(Data Unaudited)

                                                  THREE MONTHS ENDED MARCH 31,
                                        ------------------------------------------------
                                                  2007                     2006
OPERATING SEGMENTS and                  -----------------------  -----------------------
SELECTED PRODUCT LINES                   Net Premiums  Combined   Net Premiums  Combined
GAAP BASIS:                                 Earned       Ratio       Earned       Ratio
--------------------------               ------------  --------   ------------  --------
Commercial Lines                         $    205,361     94.4%   $    204,640    101.8%
   Workers' compensation                       33,047    135.4%         33,992    141.3%
   Commercial auto                             56,064     98.4%         56,870     85.1%
   General liability                           24,833     77.8%         23,575    124.9%
   CMP, fire and inland marine                 91,417     81.9%         90,203     91.4%

Specialty Lines                                36,695     63.6%         37,263     75.2%
   Commercial umbrella/other                   22,615     61.0%         24,193     76.8%
   Fidelity and surety                         14,080     67.6%         13,070     71.7%

Personal Lines                                107,587     87.9%        115,758     89.2%
   Personal auto incl. personal umbrella       63,287     93.1%         68,083     98.2%
   Personal property                           44,300     80.7%         47,675     76.3%
                                          ------------   ------    ------------   ------
     Total All Lines                     $    349,643     89.2%   $    357,661     94.9%


                                         Net Premiums  Combined   Net Premiums  Combined
STATUTORY BASIS:                            Written      Ratio       Written      Ratio
--------------------------               ------------  --------   ------------  --------
Commercial Lines                         $    209,397     95.5%   $    212,362    101.3%
   Workers' compensation                       31,807    136.7%         35,801    140.1%
   Commercial auto                             62,111     99.6%         59,037     84.9%
   General liability                           24,989     78.0%         24,914    123.7%
   CMP, fire and inland marine                 90,490     83.0%         92,610     91.3%

Specialty Lines                                34,592     66.7%         35,784     75.5%
   Commercial umbrella/other                   20,081     65.1%         22,047     77.2%
   Fidelity and surety                         14,511     66.4%         13,737     68.8%

Personal Lines                                101,288     89.8%        105,922     88.3%
   Personal auto incl. personal umbrella       64,364     94.3%         66,857     94.4%
   Personal property                           36,924     83.9%         39,065     80.0%
                                          ------------   ------    ------------   ------
     Total All Lines                     $    345,277     90.8%   $    354,068     94.5%


                                                YEAR 2006
OPERATING SEGMENTS and                   ----------------------
SELECTED PRODUCT LINES                   Net Premiums  Combined
GAAP BASIS:                                 Earned       Ratio
--------------------------               ------------  --------
Commercial Lines                         $    827,868     98.0%
   Workers' compensation                      137,247    126.6%
   Commercial auto                            226,113     89.2%
   General liability                           99,130    103.2%
   CMP, fire and inland marine                365,378     90.6%

Specialty Lines                               147,396     76.5%
   Commercial umbrella/other                   92,957     78.8%
   Fidelity and surety                         54,439     72.8%

Personal Lines                                448,718     91.8%
   Personal auto incl. personal umbrella      263,425     97.4%
   Personal property                          185,293     83.8%
                                          ------------   ------
     Total All Lines                     $  1,423,982     93.7%


                                         Net Premiums  Combined
STATUTORY BASIS:                            Written      Ratio
--------------------------               ------------  --------
Commercial Lines                         $    829,707     98.7%
   Workers' compensation                      137,490    127.0%
   Commercial auto                            223,422     89.5%
   General liability                          101,079    103.8%
   CMP, fire and inland marine                367,716     92.1%


Specialty Lines                               145,269     78.2%
   Commercial umbrella/other                   85,583     80.9%
   Fidelity and surety                         59,686     70.4%

Personal Lines                                437,181     92.4%
   Personal auto incl. personal umbrella      259,582     98.0%
   Personal property                          177,599     84.6%
                                          ------------   ------
     Total All Lines                     $  1,412,157     94.5%

OHIO CASUALTY CORPORATION & SUBSIDIARIES
CONSOLIDATED BALANCE SHEET DATA AND RELATED
INFORMATION (in thousands, except share and per share data)
FIRST QUARTER, 2007
(2007 Data Unaudited)



                                             March 31,     December 31,
                                               2007            2006
Assets                                       ---------     ------------
Investments:
  U.S. government fixed maturities          $    25,086     $    25,004
  Tax exempt fixed maturities                 1,418,756       1,408,275
  Taxable fixed maturities:
    Available-for-sale, at fair value         2,107,024       2,078,977
    Held-to-maturity, at amortized cost         229,983         235,831
                                            ------------    ------------
       Total fixed maturities                 3,780,849       3,748,087

  Equity securities, at fair value              468,332         458,517
                                            ------------    ------------
       Total investments                      4,249,181       4,206,604

Cash and cash equivalents                        51,646          45,549
Premiums and other receivables, net of
  allowance for bad debts of $1,500             310,682         316,041
Deferred policy acquisition costs               151,716         150,211
Property and equipment, net of
  accumulated depreciation of $185,823
  and $183,041, respectively                     83,427          80,531
Reinsurance recoverable, net of
  allowance $3,690                              629,133         633,842
Agent relationships, net of accumulated
  amortization of $48,777 and $48,422,
  respectively                                   93,385          96,919
Interest and dividends due or accrued            45,468          51,181
Deferred tax asset                                4,248               -
Other assets                                     88,619         117,684
                                            ------------    ------------
       Total assets                         $ 5,707,505     $ 5,698,562
                                            ============    ============

Shares outstanding                           59,907,567      60,322,692
Book value per share                             $26.65          $25.79
Unrealized gain component of
  book value per share*                           $3.09           $3.12


                                             March 31,     December 31,
                                               2007            2006
Liabilities                                  ---------     ------------
Insurance reserves:
  Losses                                    $ 2,390,526     $ 2,390,457
  Loss adjustment expenses                      521,649         521,879
  Unearned premiums                             656,450         662,974
Debt                                            199,480         199,570
Reinsurance treaty funds held                   109,445         117,564
Deferred tax liability                              -             7,246
Other liabilities                               233,167         243,072
                                            ------------    ------------
       Total liabilities                      4,110,717       4,142,762


Shareholders' Equity
Common stock, $.125 par value
  Authorized: 150,000,000
  Issued shares: 72,418,344; 72,418,344           9,052           9,052
Additional paid-in capital                       28,514          25,428
Accumulated other comprehensive income          190,740         194,121
Retained earnings                             1,614,737       1,559,474
Treasury stock, at cost:
  (Shares: 12,510,777; 12,095,652)             (246,255)       (232,275)
                                            ------------    ------------
      Total shareholders' equity              1,596,788       1,555,800
                                            ------------    ------------
      Total liabilities and
      shareholders' equity                  $ 5,707,505     $ 5,698,562
                                            ============    ============

Statutory Insurance Reserves
   Losses                                   $ 1,847,747     $ 1,849,179
   Loss adjustment expense                      473,412         473,753
   Unearned premiums                            629,388         633,755

Other Statutory Data
   Statutory policyholders' suplus            1,092,848       1,082,718
   Ratio of net premiums written to surplus  1.3 to 1.0      1.3 to 1.0

*The unrealized gain component of book value per share excludes $7.3 million and $7.8 million at March 31, 2007 and December 31, 2006, respectively, which relates to the unrealized holding period gain on the transfer of fixed maturity securities from the available-for-sale classification to the held-to-maturity classification.

OHIO CASUALTY CORPORATION & SUBSIDIARIES
SUPPLEMENTAL INFORMATION (in thousands,
except ratios and accident year data)
FIRST QUARTER, 2007
(Data Unaudited)


                                          THREE MONTHS ENDED MARCH 31,     YEAR
                                               2007         2006           2006
                                            ----------   ----------     ----------
Gross Premiums Written
----------------------
     Commercial Lines                       $  215,221   $  218,051     $  852,109
     Specialty Lines                            45,645       47,495        194,934
     Personal Lines                            102,589      107,195        443,181
                                             ----------   ----------     ----------
          Total                                363,455      372,741      1,490,224

New Business Gross Premiums Written
-----------------------------------
     Commercial Lines                       $   36,873   $   43,482     $  157,210
     Commercial umbrella/other                   6,117        7,409         28,891
     Personal Lines                              9,458        8,948         39,929

Policy Retention Ratio
----------------------
     Commercial Lines                             78.5%        78.6%          78.6%
     Commercial umbrella/other                    72.5%        71.1%          73.1%
     Personal Lines                               84.9%        84.0%          84.4%

Average Renewal Price Change
----------------------------
     Commercial Lines                             -0.5%        -0.1%          -0.3%
     Commercial umbrella/other                     2.1%         1.5%           1.4%

Catastrophe Loss Ratio
----------------------
     Commercial Lines                              1.1%         0.9%           1.6%
     Specialty Lines                               0.0%         0.0%           0.0%
     Personal Lines                                2.8%         1.5%           4.3%
          Total All Lines                          1.5%         1.0%           2.3%

Prior Accident Year Loss & LAE by Segment (GAAP Basis)
------------------------------------------------------
(Favorable)/Unfavorable
     Commercial Lines                       $    (16.3)  $      0.5     $     (7.4)
     Specialty Lines                             (12.5)        (9.8)         (31.8)
     Personal Lines                               (8.9)        (3.6)         (13.0)
                                             ----------   ----------     ----------
          Total All Lines Accident Year Dev      (37.7)       (12.9)         (52.2)

Prior Accident Year Loss & LAE (GAAP Basis)
-------------------------------------------
(Favorable)/Unfavorable
     Accident Year 2006                     $     (5.2)  $        -     $        -
     Accident Year 2005                          (12.1)        (2.8)         (21.2)
     Accident Year 2004 and Prior                (20.4)       (10.1)         (31.0)
                                             ----------   ----------     ----------
          Total Accident Year Development        (37.7)       (12.9)         (52.2)